                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                        Merchants Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

              MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI

                    TO THE HOLDERS OF SHARES OF COMMON STOCK


     NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the Annual Meeting of Shareholders of Merchants Capital Corporation (the "Corporation") will be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 21, 1998 at 4:30 P.M., local time, for the purpose of considering and voting upon the following matters:

     1.   To set the number of Directors to be elected at 15.

     2. To elect 15 Directors to hold office for a term of one year or until their successors are elected and qualified.

     3. Whatever other business may be properly brought before the meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on February 27, 1998 shall be entitled to notice of the meeting and to vote at the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                           By Order of the Board Of Directors


Date: March 24, 1998                          /s/ HOWELL N. GAGE
                                              ------------------------------
                                              Howell N. Gage,
                                              Chairman of the Board

                     MERCHANTS CAPITAL CORPORATION
                           820 SOUTH STREET
                     VICKSBURG, MISSISSIPPI  39180
                             (601) 636-3752



                        PROXY STATEMENT



         This statement is furnished in connection with the solicitation by the Board of Directors of Merchants Capital Corporation, Vicksburg, Mississippi (the "Corporation"), of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, on April 21,1998, at 4:30 P.M., local time, and any adjournments thereof, for the purposes stated below. It is anticipated that the Proxy Statement and Proxy first will be sent or given to shareholders on March 24, 1998.

         Holders of record of the Corporation's Common Stock, par value $5.00 per share (the "Common Stock"), as of February 27, 1998, (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On February 27,1998, there were 742,651 shares of Common Stock outstanding and of this total, 84,882 shares (11.43%) of the Common Stock of the Corporation were held in various trust accounts by the Trust Department of the Corporation's wholly-owned subsidiary, Merchants Bank, (the "Bank"), in a fiduciary capacity as trustee. It is expected that these 84,882 shares (11.43%) will be voted in favor of the proposal to fix the number of Directors to be elected at fifteen
(15); and the elections of the nominees listed on pages 4 through 6. The Corporation's insiders control approximately 30.12% of the voting Common Stock outstanding and management is uncertain as to how these shares will be voted on the various proposals.

         Shareholders of the Corporation have cumulative voting rights. This means that a shareholder, as provided for by law, has the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors to be elected multiplied by the number of such shares shall equal, or to distribute them on the same principle among as many candidates as he thinks fit; and, in deciding all other questions, each shareholder will be entitled to one vote for each share held by him.




                                       (1)

         Pursuant to Mississippi law, directors are elected by a plurality of the votes cast in the election of directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

         Pursuant to Mississippi law, action on a matter (other than the election of directors) is approved if the votes cast favoring the action exceed the votes cast opposing that action, unless the Corporation's Articles of Incorporation or Mississippi law specifically requires a greater number of affirmative votes on a particular matter. Broker non-voters and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

         Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy by personally appearing at the Annual Meeting or by written notification to the Corporation which is received prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. On all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted "For" as stated below. The Corporation will act as its own solicitation agent for Proxies. Directors, officers, and employees of the Corporation and Bank may also solicit Proxies for the Corporation's Annual Meeting. The cost of soliciting Proxies will be borne by the Corporation.


                         ITEM ONE - NUMBER OF DIRECTORS

         The number of Directors to be elected at the Annual Meeting will be determined under Mississippi law by the vote of shareholders. The Board of Directors recommends that the number of Directors be set at fifteen (15), and it is the intent of the persons named in the Proxy to vote such Proxy "FOR" the proposal. The proposal will be ratified if the votes cast favoring the number of Directors exceed the votes cast opposing it.









                                       (2)

                        ITEM TWO - ELECTION OF DIRECTORS

         The Board of Directors, by a vote of a majority of the full Board, nominates the persons named below for election to serve as Directors until the 1999 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intent of the persons named in the Proxy to vote such Proxy "For" the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of Director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.








                                       (3)

                         INFORMATION CONCERNING NOMINEES


Name                       Age      Principal Occupation For               Director of      Amount and Nature of      Percent of
                                    the Last Five Years and                Corporation      Beneficial Ownership      Common Stock
                                    Bank or Corporation                    Since            of Common Stock as        Beneficially
                                    Offices Currently Held                                  of 2/27/98 (a)            Owned (a)
----------------------------------------------------------------------------------------------------------------------------------
James E. Blackburn, Jr.    53       President,                             1994             38,393 (1)                5.17
                                    Blackburn Motor Company,
                                    Vicksburg, MS

Rodney E. Bounds           47       City Planner,                          1995              3,581                    0.48
                                    City of Vicksburg, MS

Michael J. Chaney          54       President, CEO,                        1994              1,363  (2)               0.18
                                    Chaney Oil Company
                                    Vicksburg, MS

Howell N. Gage             50       Chairman and Chief                     1982             21,358 (3)                2.88
                                    Executive Officer,                                      51,724 (4)                6.96
                                    Merchants Bank and
                                    Merchants Capital Corporation,
                                    Vicksburg, MS

Dr. W. B. Hopson, Jr.      60       President,                             1981              2,397 (5)                0.32
                                    The Street Clinic,
                                    Surgeon, Street Clinic and
                                    Parkview Regional Medical Center,
                                    Vicksburg, MS

Joel H. Horton             46       President and Chief                    1992              2,548 (6)                0.34
                                    Operating Officer,
                                    Merchants Bank and
                                    Merchants Capital Corporation,
                                    Vicksburg, MS

C. Hays Latham             44       President and Owner,                   1994              8,383                    1.13
                                    L & H Investments, Inc.
                                    Vicksburg, MS

Martin S. Lewis            43       Executive Vice President,              1988              1,033                    0.14
                                    Anderson-Tully Company,
                                    Vicksburg, MS

Robert P. McConnell        59       Investor                               1993             21,899 (7)                2.95


Fred G. Peyton             54       President and Owner,                   1995                242                    0.03
                                    Peyton Distributing Co., Inc.
                                    Vicksburg, MS

Robert E. Pickett          61       Superintendent,                        1994                266                    0.04
                                    Vicksburg Warren School District,
                                    Vicksburg, MS

Landman Teller, Jr.        56       Attorney-at-Law, Partner,              1992              2,300  (8)               0.31
                                    Teller, Martin, Chaney,and Hassell,
                                    Vicksburg, MS




                                       (4)

                         INFORMATION CONCERNING NOMINEES


Name                       Age      Principal Occupation For               Director of      Amount and Nature of      Percent of
                                    the Last Five Years and                Corporation      Beneficial Ownership      Common Stock
                                    Bank or Corporation                    Since            of Common Stock as        Beneficially
                                    Offices Currently Held                                  of 2/27/98 (a)            Owned (a)
----------------------------------------------------------------------------------------------------------------------------------


Ernest G. Thomas           56       President and Owner,                   1982              52,514                   7.07
                                    Ernest Thomas Associates Realty
                                    Vicksburg, MS

James R. Wilkerson, Jr.    52       Executive Vice President               1992                 677 (9)               0.09
                                    and Cashier, Merchants Bank,
                                    Secretary, Merchants Capital
                                    Corporation, Vicksburg, MS

Robert C. Wilkerson III    58       Executive,                             1984              15,000 (10)              2.02
                                    R.C. Wilkerson, Jones of Mississippi,
                                    Inc. (Insurance Agency). Vicksburg, MS



ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                                              223,678 (11)            30.12







                                       (5)

                     INFORMATION CONCERNING NOMINEES

 (a) Constitutes sole ownership unless otherwise indicated.

     (1) Includes 8,784 shares held as custodian for children and 2,992 shares owned solely by spouse.

     (2)  Includes 185 shares owned jointly with spouse.

     (3)  Includes 490 shares held as custodian for children.

     (4) Represents 51,724 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has primary voting power, but no power of disposition. The individual allocation under this plan on behalf of Mr. Gage was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.

     (5)  Includes 555 shares owned jointly with spouse.

     (6)  Includes 2,280 shares owned jointly with spouse.

     (7) Includes 21,567 shares owned by McConnell Partners, Ltd., of which Mr. McConnell is a limited partner and owns 37% of said partnership and his spouse owns 37% of said partnership.

     (8)  Includes 200 shares owned solely by spouse.

     (9)  Includes 30 shares owned solely by spouse.

     (10) Includes 4,000 shares owned solely by spouse.

     (11) As of February 27, 1998, all of the Directors and Executive Officers of the Corporation and the Bank as a group (consisting of 15 persons) beneficially owned, in the aggregate, 223,678 shares (30.12%) of Common Stock of the Corporation.

None of the Directors is a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or subject to the reporting requirements of
Section 15 (d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

                                       (6)

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's Directors and Executive Officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Executive Officers and Directors are required by Securities and Exchange Commission Regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to the Corporation's Executive Officers and Directors were complied with.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning the number of shares of Common Stock of the Corporation held as of February 27, 1998, by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Corporation's outstanding shares:



Name and Address          Amount and Nature of          Percent
of Beneficial Owner       Beneficial Ownership          of Class
-------------------       --------------------          --------


James E. Blackburn, Jr.      38,393 (1)                   5.17
2011 Washington St
Vicksburg, MS 39180

Howell N. Gage               21,358 (2)                   2.88
6023 Castle Road             51,724 (3)                   6.96
Vicksburg, MS 39180

Ernest G. Thomas             52,514                       7.07
3318 Highland Drive
Vicksburg, MS 39180



(1) Includes 26,617 shares owned solely. Includes 2,992 shares owned by spouse and 8,784 shares held as custodian for children.

(2) Includes 490 shares held as custodian for children.

(3) Represents 51,724 shares held by the Bank's Employee Stock Ownership Stock Bonus Plan and Trust, over which Mr. Gage has primary voting power and no power of disposition. The individual allocation under this plan on behalf of Mr. Gage, was not available at the time of mailing of the proxy materials; however, this amount is not expected to be materially different from the previous year.



                                       (7)

                      COMMITTEES OF THE BOARD OF DIRECTORS


     The Corporation and the Bank have, among other committees, a standing Audit Committee and Trust Committee which meet monthly, and an Executive Committee which meets twice a week.

     The Audit Committee oversees the operation of the audit function of the Bank, and reviews the work and findings on a monthly basis. This Committee also approves modifications of most Bank policies other than lending policies. The Audit Committee met eleven (11) times during the year ended December 31, 1997.
C. Hays Latham, Robert P. McConnell, Fred G. Peyton, and Robert E. Pickett, are members of this Committee. Howell N. Gage, Jr. and James R. Wilkerson, Jr. are ex-officio members of this Committee.

     The Executive Committee oversees the management of the Corporation and the Bank on a daily basis and acts on behalf of the Board of Directors on routine matters. This Committee also approves all extensions of credit from the Bank over $50,000. The Executive Committee met eighty-six (86) times during the year ended December 31, 1997. J. E. Blackburn, Jr., Ernest G. Thomas, Howell N. Gage, Joel H. Horton, and R. C. Wilkerson III, are members of this Committee. In addition, two different members of the regular Board of Directors serve for a three-month period, rotating every quarter.

     The Trust Committee directs, supervises, reviews, and approves all actions and functions of the Trust Department. The Trust Committee met eleven (11) times during the year ended December 31, 1997. Michael J. Chaney, Martin S. Lewis, Joel H. Horton, Dr. W. B. Hopson, Jr., Rodney E. Bounds, and Landman Teller, Jr., are members of this Committee.

     The Board of Directors of the Corporation met a total of twelve (12) times during the year ended December 31, 1997, (including regularly scheduled and special meetings). During 1997, all Directors, except Martin Lewis, attended 75 percent or more of the total number of meetings of the Board of Directors and of Committees of the Board on which they served.

     The Directors of the Corporation are also Directors of the Bank.










                                       (8)

                               EXECUTIVE OFFICERS


     The following table sets forth certain information with respect to the Executive Officers of the Corporation and the Bank as of December 31, 1997:


    Name                (Age)           Present Position
    ----                ----            ----------------
Howell N. Gage          (50)            Director of the Corporation and Bank
                                        since 1982; Chairman and Chief Executive
                                        Officer of the Bank and the Corporation
                                        since 1992.


Joel H. Horton          (46)            Director of the Corporation and Bank
                                        since 1992; President and Chief
                                        Operating Officer of the Bank and the
                                        Corporation since 1992.

James R. Wilkerson, Jr  (52)            Director and Secretary of the
                                        Corporation and Director of the Bank
                                        since 1992, Executive Vice President of
                                        the Bank since 1992, and Cashier of the
                                        Bank since 1974.

----------

No family relationships exist among the Executive Officers of the Corporation or the Bank.






                                       (9)

                           SUMMARY COMPENSATION TABLE


The following table shows the annual compensation for 1997, 1996 and 1995 for the Chief Executive Officer of the Corporate (serving in the position of Chairman) and all Executive Officers of the Corporation whose annual compensation for 1997 exceeded $100,000 collectively, the "Named Executive Officers".


                               Annual Base Compensation
                               ------------------------
                                                              Long Term
  Name                                             Other      Compen-     All
  and                                              Annual     sation      Other
  Principal                                        Compen-    Awards      Compen-
  Position      Year    Salary ($)   Bonus ($)     sation($)  Options #   sation($)
--------------  ----    ----------   ---------     ---------  ---------   ---------
Howell N. Gage  1997    144,123       24,925       11,933 (1)              1,088 (6)
Chairman                                            1,275 (2)                N/A (7)
Bank and
Corporation

                1996    135,210       25,228       11,598 (1)                965 (3)
                                                    1,278 (2)                965 (4)
                                                                           2,406 (5)
                                                                           1,029 (6)

                1995    125,004       25,200       11,301 (1)              1,183 (3)
                                                    1,087 (2)              1,183 (4)
                                                                           1,875 (5)
                                                                           1,176 (6)

Joel H. Horton  1997    105,630       18,197        1,400 (2)     1,000      N/A (7)
President
Bank and
Corporation

                1996     99,654       17,172        1,525 (2)                756 (3)
                                                                             756 (4)
                                                                           3,505 (5)

                1995     91,254       16,800        1,112 (2)                871 (3)
                                                                             871 (4)
                                                                           2,737 (5)


(1)  Deferred Compensation
(2)  Automobile
(3)  Profit Sharing Plan Contribution
(4)  Employee Stock Ownership Plan Contribution
(5)  401-(k) Plan Contribution
(6)  Dollar value of insurance premiums paid by Corporation on behalf of Mr.
     Gage.
(7) The individual allocation under the plans listed in (3), (4) and (5) were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.





                                      (10)

OPTION GRANTS


     Shown below is information on grants of stock options pursuant to the Corporation's Incentive Stock Option Plan during 1997 to the Named Executive Officers.

                       OPTIONS GRANTS IN LAST FISCAL YEAR


                                       % OF TOTAL
                                    OPTIONS GRANTED TO      EXERCISE
                  OPTIONS GRANTED     EMPLOYEES IN          PRICE (2)
     NAME         IN 1997 (#)(1)          1997            ($ PER SHARE)   EXPIRATION DATE
    ------        ---------------   ------------------    -------------   ---------------
JOEL H. HORTON      1,000                  100%               $35.00         4/15/07



     (1) Option is exercisable on the fifth anniversary of the date of the grant.

     (2) The exercise price was equal to the fair market value of the shares on the date of the grant.


OPTION EXERCISES AND YEAR END VALUE

     The following table provides information as to the options exercised during 1997, and the unexercised options to purchase the Corporation's Common Stock previously granted to the Named Executive Officers and held by them at the end of 1997.


              OPTIONS EXERCISED IN 1997 AND YEAR END OPTION VALUE


                                                                 NUMBER OF
                                                            SECURITIES UNDERLYING         VALUE OF
                  SHARES ACQUIRED                           UNEXERCISED OPTIONS       UNEXERCISED IN THE
                  ON EXERCISE IN          VALUE              AT YEAR END (#)(1)         MONEY OPTIONS
     NAME              1997(#)           REALIZED        EXERCISABLE/UNEXCERCISABLE   AT YEAR END ($)(2)
    ------        ---------------   ------------------   --------------------------   ------------------
JOEL H. HORTON         0                   0                      0/1000                    $9,500



     (1) Option is exercisable on the fifth anniversary of the date of the grant.

     (2) Based on the fair market value of the shares on December 31, 1997 ($44.50 per share).



                                      (11)

Director's Fees

     Both officer and non-officer Directors of the Corporation and the Bank are paid $2,000 per year, plus $100 for each meeting attended. The non-officer Directors of the Corporation who are members of the Audit and Trust Committees of the Board of Directors are paid $75 per committee meeting attended. Non-officer Directors who are non-rotating members of the Executive Committee are paid $10,000 per year, plus $75 for each meeting attended. Directors who are rotating members of the Executive Committee are paid $150 per committee meeting attended.









                                      (12)

Profit Sharing Plan

     The Bank maintains a Profit Sharing Plan (the "Plan") for the benefit of all employees. The Plan was established on January 1, 1956, and amended January 1, 1986, with a plan year ending December 31. The Plan is administered by an Administrative Committee elected by the Board of Directors of the Bank. The duties of the Administrative Committee consist of making all decisions relative to investments and payments of Plan benefits. The Bank is trustee of the Plan and implements the decisions of the Administrative Committee.

     Contributions to the Plan are made from profits of the Bank at the direction of the Board of Directors. During the year ended December 31, 1997, $17,313 was contributed for the benefit of all Plan participants. Allocation to participants is based on the following point formula: three (3) points for each year of service and one (1) point for each $100 of salary earned. The amount of contributions allocated in 1997 to the accounts of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

     Eligibility for participation in the Plan becomes effective for the calendar year in which an employee completes at least 1,000 hours of service. The vesting schedule for all employee benefit plans is listed on page 16.

     Forfeitures arising out of the termination of employment are re-allocated among the remaining participants in the Plan. No forfeitures occur as a result of death, disability, or retirement.

     The method of payment to participants is at the discretion of the Administrative Committee, except in the case of the death of the participant, in which case a lump sum payment is made to the participant's designated beneficiary. A participant's interest must be paid out over a period not to exceed ten years.

     Since the contributions to the Plan are not actuarially computed, a participant has no assurance as to the amount which will be available upon retirement other than the balance in his or her individual account.








                                      (13)

Employee Stock Ownership Stock Bonus Plan and Trust

     An Employee Stock Ownership Stock Bonus Plan and Trust (the "ESOP") was adopted by the Board of Directors of the Corporation and the Bank on January 11, 1983, effective as of January 1, 1983, providing eligibility for all persons employed by the Corporation and the Bank who have worked a minimum of 1,000 hours during the year and are employed on December 31 of each year for which a contribution is made.

     Contributions to the ESOP for the year ended December 31, 1997, totaled $17,313. Each participant has an account which is maintained by the trustee of the ESOP, Howell N. Gage. Funds in each account will be invested in the Common Stock of the Corporation. The amount of retirement benefit is based upon the fair market value of the participant's account.

     Normal retirement age for the ESOP is sixty-five (65) years, but participants may be given early retirement within the ten-year period immediately preceding the normal retirement age. A participant becomes vested with respect to contributions made by the Corporation and the Bank according to the vesting schedule on page 16.

     The individual allocation of the contributions under the ESOP for 1997 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.

     ESOP participants will have the right to direct the voting of all Corporation stock in the fund allocated to their accounts. Any nonallocated stock will be voted in the discretion of the trustee.











                                      (14)

401 (k) Plan

     The Bank has established Merchants Bank 401 (k) Plan and Trust, effective July 1, 1989, to recognize and reward the efforts of its employees. Employees (including Executive Officers of the Corporation who are also employees of the Bank) who have completed 1 year of service are eligible to participate in the Plan. Employees may become participants in the Plan on the first day of the month coinciding with or next following the date they satisfy the eligibility requirements. Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash. This percentage, however, may not exceed the limitations prescribed by law. Additionally, the total deferrals of a participant in any calendar year or plan year may not exceed a dollar limit which is set by law. The limit for 1997 was $9,500. Each year the Bank will contribute to the Plan a matching contribution equal to 50% of the amount of the salary reduction each participant elected to defer. In applying this matching percentage, only salary reduction up to 6% of the participant's compensation will be considered. In addition, the Employer may make discretionary contributions for each plan year in an amount to be determined each year by the Employer.

     All salary deferral contributions are 100% vested. All of the Employer's discretionary contributions and matching contributions are subject to the vesting schedule on page 16.

     Participants are allowed to withdraw vested benefits in the event of death, disability, termination of employment, or in the event of undue financial hardship. The Plan has a normal retirement date of 65 years of age. The bank's contributions to the 401 (k) Plan for the year ended December 31, 1997, totaled $68,374. The individual allocation of the contributions to the 401 (k) for 1997 on behalf of Messrs. Gage, Horton, and Wilkerson were not available at the time of mailing of the proxy materials; however, these amounts are not expected to be materially different from the previous year.





                                      (15)

Vesting Schedule for All Employee Benefit Plans (1)

If his completed Years          The vested          The percentage
of Credited Service             percentage of       of his share
shall have been                 his share shall be  to be forfeited
----------------------          ------------------  ---------------
less than 3 years                      0%                100%
3 full years but less than 4          20%                 80%
4 full years but less than 5          40%                 60%
5 full years but less than 6          60%                 40%
6 full years but less than 7          80%                 20%
7 full years and more                100%                  0%

(1) Messrs. Gage, Horton, and Wilkerson all have 7 or more years of credited service and, thus, are fully vested.


                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     During the fiscal year, and up to the date of this Proxy Statement, extensions of credit, both direct and indirect, to individual Directors, executive officers, and principal shareholders of the Corporation, and their associates, were made only in the ordinary course of the Bank's business; terms, interest rates, and collateral requirements were substantially the same for comparable transactions with other persons doing business with the Bank. These extensions of credit, in the opinion of the Bank's management, do not involve more than the normal risk of collectibility or present any other unfavorable features. At December 31, 1997, the aggregate amount of such loans and extensions of credit outstanding was approximately $ 6,589,172.

     For the calendar year 1997, R. C. Wilkerson, Jones of Mississippi Inc., of which Mr. R. C. Wilkerson III, a Director, is President, was paid $ 91,927 in insurance premiums by the Bank. The Board of Directors believes this payment was reasonable and comparable to or lower than premiums charged by other insurance agencies who customarily provide such service. Teller, Martin, Chaney and Hassell Law Firm, of which Landman Teller, Jr., a Director, is Senior Partner, was paid $90,817 in legal fees by the Bank. The Board of Directors believes this payment was reasonable and comparable to or lower than legal fees charged by other law firms who customarily provide such service.








                                      (16)

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed May & Co., Vicksburg, Mississippi, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 1997, and until their successors are selected. May & Co. have been auditors for the Corporation since April 16, 1991.

     The Corporation has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Corporation or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of May & Co. will attend the Annual Meeting.


                                  OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders, nor does it know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with the judgment of the Board on any such matters.

     THE ANNUAL REPORT OF THE CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, IS ENCLOSED. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL. ANY SHAREHOLDER WHO HAS NOT RECEIVED AN ANNUAL REPORT MAY OBTAIN ONE FROM THE CORPORATION. THE CORPORATION ALSO WILL PROVIDE, ON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WISHING TO RECEIVE A COPY OF THE ANNUAL REPORT ON FORM 10-K ARE DIRECTED TO WRITE TO THE UNDERSIGNED AT THE ADDRESS OF THE CORPORATION. IT IS ANTICIPATED THAT THE FORM 10-K WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 24, 1998.












                                      (17)

                        PROPOSALS FOR 1999 ANNUAL MEETING



     Any shareholder who wishes to present a proposal at the Corporation's next Annual Meeting, now scheduled for April 20, 1999, and who wishes to have the proposal included in the Corporation's Proxy Statement and form of Proxy for that meeting, must submit the proposal to the undersigned at the address of the Corporation no later than November 17, 1998.



     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                      By Order of the Board of Directors




Dated:   March 24, 1998
                                      /s/ HOWELL N. GAGE
                                      ----------------------------------
                                      Howell N. Gage
                                      Chairman of the Board









                                      (18)

                            PROXY FOR ANNUAL MEETING
              MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of MERCHANTS CAPITAL CORPORATION, VICKSBURG, MISSISSIPPI, does hereby nominate, constitute, and appoint James E. Blackburn, Jr., and Ernest G. Thomas as proxies or either one of them (with full power of substitution), and hereby authorizes them to represent and vote, as designated below, all the shares of Merchants Capital Corporation held of record as of February 27, 1998, by the undersigned, at the annual meeting of its shareholders to be held in the Board Room of Merchants Bank, third floor of the main office, 820 South Street, Vicksburg, Mississippi, on April 21,1998, at 4:30 P.M., or any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:



         1.       Fixing the number of directors to be elected at 15.

                  FOR _________  AGAINST __________  ABSTAIN ___________



         2. The election of the following 15 persons as directors (INSTRUCTION: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE).

                  FOR all nominees              AGAINST all
                  except as indicated ________  nominees     __________


         James E. Blackburn, Jr.     Robert P. McConnell
         Rodney E. Bounds            Fred G. Peyton
         Michael J. Chaney           Robert E. Pickett
         Howell N. Gage              Landman Teller, Jr.
         W.B. Hopson, Jr.            Ernest G. Thomas
         Joel H. Horton              James R. Wilkerson, Jr.
         C. Hays Latham              Robert C. Wilkerson III
         Martin S. Lewis

         3. In their discretion, proxies are authorized to vote upon such other business as may be properly brought before the meeting or any adjournments thereof.

                  FOR ________   AGAINST ________  ABSTAIN _________




     This Proxy, when properly executed, will be voted in accordance with the specific indications above. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEM 1; THE NOMINEES LISTED IN ITEM 2; AND ITEM 3. If any other matters shall properly come before the meeting, it is the intention of the persons named as proxy holders to vote on such matters in accordance with their judgment.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.




DATE:
      ------------------------           ---------------------------------
                                         Signature of Shareholder


                                         ---------------------------------
                                         Signature of Shareholder



When signing as attorney, executor, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.




          IF YOU PLAN TO ATTEND THE MEETING, PLEASE PLACE A CHECK MARK HERE _____. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THIS PROXY AT ONCE IN THE POSTAGE PAID ENVELOPE PROVIDED.